Retail Opportunity Investments Corp.                 TRADED: NASDAQ: ROIC
11250 El Camino Real, Suite 200
San Diego, CA 92130

FOR IMMEDIATE RELEASE
Monday, April 25, 2022

Retail Opportunity Investments Corp. Reports
2022 First Quarter Results

San Diego, CA, April 25, 2022 - Retail Opportunity Investments Corp. (NASDAQ:ROIC) announced today financial and operating results for the three months ended March 31, 2022.

HIGHLIGHTS
•$11.6 million of net income attributable to common stockholders ($0.09 per diluted share)
•$36.2 million in Funds From Operations (FFO)(1) ($0.28 per diluted share)
•FFO guidance for 2022 raised ($1.04 - $1.10 per diluted share)
•7.5% increase in same-center cash net operating income (1Q‘22 vs. 1Q‘21)
•$60.0 million of grocery-anchored shopping center acquisitions lined up year-to-date
•97.2% portfolio lease rate at 3/31/22 (vs. 96.9% at 3/31/21)
•416,639 square feet of leases executed (2nd most active first quarter on record)
•15.8% increase in same-space cash base rents on new leases (vs. 4.9% increase in 1Q‘21)
•7.3% increase in cash base rents on renewed leases (vs. 3.2% increase in 1Q‘21)
•$23.4 million of common equity raised through ATM program year-to-date
•$23.5 million of mortgage debt retired
•6.4x net principal debt-to-annualized EBITDA ratio for 1Q‘22 (vs. 7.3x for 1Q‘21)
•$0.13 per share cash dividend declared
________________________________________
(1) A reconciliation of GAAP net income to FFO is provided at the end of this press release.

Stuart A. Tanz, President and Chief Executive Officer of Retail Opportunity Investments Corp. stated, “We are starting 2022 with strong momentum as tenant demand continues to propel our business forward. Capitalizing on the demand, we continue to maintain our portfolio lease rate above 97%, lease space at a near record pace, and achieve double-digit rent growth on same-space new leases. In terms of acquisitions, we are on track thus far with our stated objective for the year, having acquired $36.0 million to date, with another $24.0 million currently under contract. Additionally, our pipeline of potential additional acquisition opportunities continues to build.” Tanz added, “In light of our performance to date, together with the opportunities that are taking shape across our portfolio, we have raised our FFO guidance for 2022.”
FINANCIAL RESULTS SUMMARY
For the three months ended March 31, 2022, GAAP net income attributable to common stockholders was $11.6 million, or $0.09 per diluted share, as compared to GAAP net income attributable to common stockholders of $7.4 million, or $0.06 per diluted share, for the three months ended March 31, 2021. FFO for the first quarter of 2022 was $36.2 million, or $0.28 per diluted share, as compared to $31.0 million in FFO, or $0.24 per diluted share for the first quarter of 2021. ROIC reports FFO as a supplemental performance measure in accordance with the definition set forth by the National Association of Real Estate Investment Trusts. A reconciliation of GAAP net income to FFO is provided at the end of this press release.

For the first quarter of 2022, same-center net operating income (NOI) was $49.5 million, as compared to $46.0 million in same-center NOI for the first quarter of 2021, representing a 7.5% increase. ROIC reports same-center comparative NOI on a cash basis. A reconciliation of GAAP operating income to same-center comparative NOI is provided at the end of this press release.

At March 31, 2022, ROIC had a total market capitalization of approximately $3.9 billion, including approximately $1.3 billion of principal debt outstanding. During the first quarter of 2022, ROIC retired two mortgage loans totaling $23.5 million. At March 31, 2022, 95.4% of ROIC’s principal debt outstanding was unsecured, including $10.0 million outstanding on its $600.0 million unsecured revolving credit facility. Additionally, ROIC’s interest coverage ratio and net principal debt-to-annualized EBITDA ratio for the first quarter of 2022 was 3.6 times and 6.4 times, respectively.

Year to date, ROIC has issued approximately 1.2 million shares of common stock through its ATM program, raising $23.4 million in gross proceeds, including issuing approximately 0.7 million shares of common stock during the first quarter, and approximately 0.5 million shares in the second quarter.
ACQUISITION SUMMARY
Year-to-date, ROIC has lined up three grocery-anchored shopping center acquisitions totaling $60.0 million, including the following two grocery-anchored shopping centers acquired subsequent to the first quarter totaling $36.0 million.

Powell Valley Junction
In April 2022, ROIC acquired Powell Valley Junction for $17.6 million. The shopping center is approximately 109,000 square feet and is anchored by Walmart Neighborhood Market. The property is located in Gresham, Oregon, within the Portland metropolitan area, and is currently 97.4% leased.
Olympia Square North
In April 2022, ROIC acquired Olympia Square North for $18.4 million. The shopping center is approximately 90,000 square feet and is anchored by Albertsons Supermarket. The property is located in Olympia, Washington, within the Seattle metropolitan area, and is currently 100% leased.
Additionally, ROIC currently has a contract to acquire a grocery-anchored shopping center, located in the San Francisco metropolitan area, for $24.0 million.
PROPERTY OPERATIONS SUMMARY
At March 31, 2022, ROIC’s portfolio was 97.2% leased. During the first quarter of 2022, ROIC executed 105 leases, totaling 416,639 square feet, including 39 new leases, totaling 94,164 square feet, achieving a 15.8% increase in same-space comparative base rent, and 66 renewed leases, totaling 322,475 square feet, achieving a 7.3% increase in base rent. ROIC reports same-space comparative base rent on a cash basis.
CASH DIVIDEND
On April 8, 2022, ROIC distributed a $0.13 per share cash dividend. On April 25, 2022, ROIC’s board of directors declared a cash dividend of $0.13 per share, payable on July 8, 2022 to stockholders of record on June 17, 2022.

2022 GUIDANCE SUMMARY
ROIC currently estimates that GAAP net income for 2022 will be within the range of $0.24 to $0.32 per diluted share, and FFO will be within the range of $1.04 to $1.10 per diluted share.

	Year Ended December 31, 2022
	Previous		Current
	Low End	High End	Low End	High End
	(unaudited, amounts in thousands except per share and percentage data)
GAAP net income applicable to stockholders	$27,530	$36,389	$29,501	$40,494
Funds from operations (FFO) – diluted	$134,640	$143,640	$137,280	$148,500

GAAP net income per diluted share	$0.22	$0.29	$0.24	$0.32
FFO per diluted share	$1.02	$1.08	$1.04	$1.10

Key Drivers
General and administrative expenses	$22,000	$21,000	$22,000	$21,000
Straight-line rent	$(500)	$(500)	$500	$500
Amortization of above- and below-market rent	$9,100	$9,100	$10,400	$10,400
Bad debt	$4,000	$2,000	$3,000	$2,000
Acquisitions	$100,000	$300,000	$100,000	$300,000
Dispositions	$50,000	$30,000	$50,000	$30,000
Same-center cash NOI growth (vs. 2021)	2.0%	4.0%	3.0%	4.0%

ROIC’s management will discuss guidance, and the underlying assumptions, on ROIC’s April 26, 2022 conference call. ROIC’s guidance is a forward-looking statement and is subject to risks and other factors noted elsewhere in this press release.
CONFERENCE CALL
ROIC will conduct a conference call and audio webcast to discuss its results on Tuesday, April 26, 2022 at 9:00a.m. Eastern Time / 6:00 a.m. Pacific Time. Those interested in participating in the conference call should dial (877) 312-8783 (domestic), or (408) 940-3874 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the Conference ID: 2148763. A live webcast will also be available in listen-only mode at http://www.roireit.net/. The conference call will be recorded and available for replay beginning at 12:00 p.m. Eastern Time on April 26, 2022 and will be available until 12:00 p.m. Eastern Time on May 3, 2022. To access the conference call recording, dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and use the Conference ID: 2148763. The conference call will also be archived on http://www.roireit.net/ for approximately 90 days.
ABOUT RETAIL OPPORTUNITY INVESTMENTS CORP.
Retail Opportunity Investments Corp. (NASDAQ: ROIC), is a fully-integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2022, ROIC owned 89 shopping centers encompassing approximately 10.2 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at: www.roireit.net.

When used herein, the words "believes," "anticipates," "projects," "should," "estimates," "expects," “guidance” and similar expressions are intended to identify forward-looking statements with the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of ROIC to differ materially from future results expressed or implied by such forward-looking statements. Information regarding such risks and factors is described in ROIC's filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at: www.roireit.net.

RETAIL OPPORTUNITY INVESTMENTS CORP.
Consolidated Balance Sheets
(In thousands, except share data)

	March 31, 2022 (unaudited)	December 31, 2021
ASSETS
Real Estate Investments:
Land	$917,222	$915,861
Building and improvements	2,353,984	2,350,294
	3,271,206	3,266,155
Less: accumulated depreciation	524,745	510,836
	2,746,461	2,755,319
Mortgage note receivable	4,853	4,875
Real Estate Investments, net	2,751,314	2,760,194
Cash and cash equivalents	17,867	13,218
Restricted cash	2,486	2,145
Tenant and other receivables, net	54,729	55,787
Deposits	1,000	—
Acquired lease intangible assets, net	49,805	50,139
Prepaid expenses	3,794	5,337
Deferred charges, net	24,544	25,017
Other assets	16,675	17,007
Total assets	$2,922,214	$2,928,844

LIABILITIES AND EQUITY
Liabilities:
Term loan	$298,980	$298,889
Credit facility	10,000	—
Senior Notes	945,632	945,231
Mortgage notes payable	61,546	85,354
Acquired lease intangible liabilities, net	132,452	136,608
Accounts payable and accrued expenses	47,389	48,598
Tenants’ security deposits	7,368	7,231
Other liabilities	40,566	40,580
Total liabilities	1,543,933	1,562,491

Commitments and contingencies

Equity:
Preferred stock, $0.0001 par value 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value, 500,000,000 shares authorized; 123,732,344 and 122,685,266 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	12	12
Additional paid-in capital	1,590,655	1,577,837
Dividends in excess of earnings	(302,279)	(297,801)
Accumulated other comprehensive loss	(1,095)	(3,154)
Total Retail Opportunity Investments Corp. stockholders’ equity	1,287,293	1,276,894
Non-controlling interests	90,988	89,459
Total equity	1,378,281	1,366,353
Total liabilities and equity	$2,922,214	$2,928,844

RETAIL OPPORTUNITY INVESTMENTS CORP.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended March 31,
	2022	2021
Revenues
Rental revenue	$75,037	$68,904
Other income	1,436	283
Total revenues	76,473	69,187

Operating expenses
Property operating	12,091	10,559
Property taxes	8,520	8,606
Depreciation and amortization	23,762	23,040
General and administrative expenses	5,240	4,375
Other expense	179	153
Total operating expenses	49,792	46,733

Operating income	26,681	22,454
Non-operating expenses
Interest expense and other finance expenses	(14,215)	(14,480)
Net income	12,466	7,974
Net income attributable to non-controlling interests	(825)	(559)
Net Income Attributable to Retail Opportunity Investments Corp.	$11,641	$7,415

Earnings per share – basic and diluted	$0.09	$0.06

Dividends per common share	$0.13	$0.11

CALCULATION OF FUNDS FROM OPERATIONS
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2022	2021
Net income attributable to ROIC	$11,641	$7,415
Plus: Depreciation and amortization	23,762	23,040
Funds from operations – basic	35,403	30,455
Net income attributable to non-controlling interests	825	559
Funds from operations – diluted	$36,228	$31,014

SAME-CENTER CASH NET OPERATING INCOME ANALYSIS
(Unaudited)
(In thousands, except number of shopping centers and percentages)

	Three Months Ended March 31,
	2022	2021	$ Change	% Change
Number of shopping centers included in same-center analysis	85	85
Same-center occupancy	97.2%	97.1%		0.1%

Revenues:
Base rents	$51,227	$49,450	$1,777	3.6%
Percentage rent	189	182	7	3.8%
Recoveries from tenants	17,576	16,713	863	5.2%
Other property income	1,030	109	921	845.0%
Bad debt	(566)	(1,552)	986	(63.5)%
Total Revenues	69,456	64,902	4,554	7.0%
Operating Expenses
Property operating expenses	11,756	10,464	1,292	12.3%
Property taxes	8,206	8,409	(203)	(2.4)%
Total Operating Expenses	19,962	18,873	1,089	5.8%
Same-Center Cash Net Operating Income	$49,494	$46,029	$3,465	7.5%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2022	2021
GAAP operating income	$26,681	$22,454
Depreciation and amortization	23,762	23,040
General and administrative expenses	5,240	4,375
Other expense	179	153
Straight-line rent	(451)	(18)
Amortization of above- and below-market rent	(3,057)	(2,232)
Property revenues and other expenses (1)	(324)	(129)
Total Company cash NOI	52,030	47,643
Non same-center cash NOI	(2,536)	(1,614)
Same-center cash NOI	$49,494	$46,029

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(1)Includes anchor lease termination fees, net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

NON-GAAP DISCLOSURES
Funds from operations (“FFO”), is a widely recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Contact:
Nicolette O’Leary
Director of Investor Relations
858-677-0900
noleary@roireit.net